							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
12/3/2014	3130A0JR2	12/5/2014	12/13/2019	12/13/2014	Non-Callable		Fixed Constant		2.375	11,000,000

12/3/2014	3130A3HF4	12/5/2014	12/8/2017	6/8/2015	Non-Callable		Fixed Constant		1.125	50,000,000

12/3/2014	3130A3MR2	12/30/2014	12/30/2019	6/30/2015	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2015	2.000	35,000,000

12/3/2014	3130A3NN0	12/30/2014	9/27/2017	3/27/2015	Optional Principal Redemption	European	Fixed Constant	3/27/2015	1.020	15,000,000

12/3/2014	3130A3NU4	12/8/2014	12/8/2015	1/8/2015	Non-Callable		Variable Single Index Floater			100,000,000

12/3/2014	3130A3NU4	12/8/2014	12/8/2015	1/8/2015	Non-Callable		Variable Single Index Floater			150,000,000

12/3/2014	3130A3NV2	12/10/2014	1/8/2016	1/8/2015	Non-Callable		Fixed Constant		0.230	300,000,000

12/3/2014	3130A3NX8	12/9/2014	12/9/2015	6/9/2015	Non-Callable		Fixed Constant		0.210	25,000,000

12/3/2014	3130A3NX8	12/9/2014	12/9/2015	6/9/2015	Non-Callable		Fixed Constant		0.210	100,000,000

12/3/2014	3130A3P32	12/5/2014	7/1/2016	1/1/2015	Non-Callable		Fixed Constant		0.430	50,000,000

12/3/2014	3130A3P32	12/5/2014	7/1/2016	1/1/2015	Non-Callable		Fixed Constant		0.430	50,000,000

12/3/2014	3130A3P40	12/5/2014	7/3/2017	1/3/2015	Non-Callable		Fixed Constant		0.875	50,000,000

12/3/2014	3130A3P81	12/29/2014	1/29/2016	1/29/2015	Non-Callable		Fixed Constant		0.250	10,000,000

12/3/2014	3130A3P81	12/29/2014	1/29/2016	1/29/2015	Non-Callable		Fixed Constant		0.250	25,000,000

12/3/2014	3130A3P81	12/29/2014	1/29/2016	1/29/2015	Non-Callable		Fixed Constant		0.250	100,000,000

12/3/2014	3130A3P99	12/18/2014	12/30/2015	6/30/2015	Non-Callable		Fixed Constant		0.245	216,035,000

12/3/2014	3130A3PC2	12/12/2014	12/12/2016	6/12/2015	Non-Callable		Fixed Constant		0.650	100,000,000

12/3/2014	313371PV2	12/5/2014	12/9/2016	12/9/2014	Non-Callable		Fixed Constant		1.625	260,000,000

12/3/2014	313376BR5	12/5/2014	12/14/2018	12/14/2014	Non-Callable		Fixed Constant		1.750	5,000,000

12/4/2014	3130A3HF4	12/8/2014	12/8/2017	6/8/2015	Non-Callable		Fixed Constant		1.125	100,000,000

12/4/2014	3130A3ME1	12/30/2014	9/30/2016	3/30/2015	Optional Principal Redemption	Bermudan	Fixed Constant	3/30/2015	0.550	10,000,000

12/4/2014	3130A3P32	12/5/2014	7/1/2016	1/1/2015	Non-Callable		Fixed Constant		0.430	50,000,000

12/4/2014	3130A3P81	12/29/2014	1/29/2016	1/29/2015	Non-Callable		Fixed Constant		0.250	22,000,000

12/4/2014	3130A3PC2	12/12/2014	12/12/2016	6/12/2015	Non-Callable		Fixed Constant		0.650	50,000,000

12/4/2014	3130A3PN8	12/26/2014	12/26/2024	6/26/2015	Optional Principal Redemption	Canary	Fixed Step Up	3/26/2015	1.000	15,000,000

12/4/2014	3130A3PT5	12/8/2014	12/8/2015	6/8/2015	Non-Callable		Fixed Constant		0.125	255,000,000

12/4/2014	313371PV2	12/8/2014	12/9/2016	12/9/2014	Non-Callable		Fixed Constant		1.625	100,000,000

12/5/2014	3130A3QM9	12/9/2014	12/9/2015	6/9/2015	Non-Callable		Fixed Constant		0.250	500,000,000

12/5/2014	3130A3QU1	12/30/2014	12/30/2016	6/30/2015	Optional Principal Redemption	European	Fixed Constant	12/30/2015	0.750	12,000,000

12/5/2014	3130A3QU1	12/30/2014	12/30/2016	6/30/2015	Optional Principal Redemption	European	Fixed Constant	12/30/2015	0.750	13,000,000

12/5/2014	3130A3QU1	12/30/2014	12/30/2016	6/30/2015	Optional Principal Redemption	European	Fixed Constant	12/30/2015	0.750	15,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American-redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European-redeemable on a particular date only.
•    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.